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                      PUTNAM INCOME FUND

          Prospectus Supplement dated January 12, 1998
             to Prospectus dated February 28, 1997

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officers of Putnam Investment Management, Inc.
("Putnam Management") have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:


                      YEAR         BUSINESS EXPERIENCE
(AT LEAST 5 YEARS)
                      -------      -------------------------

D. William Kohli      1994         Employed as an investment
Managing Director                  professional by Putnam
                                   Management since September,
                                   1994.  Prior to September,
                                   1994, Mr. Kohli was Executive
                                   Vice President and Co-Director
                                   of Global Bond Management and
                                   prior to October, 1993, Senior
                                   Portfolio Manager at Franklin
                                   Advisors/Templeton Investment
                                   Counsel.

Jeffrey J. Kobylarz   1998         Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since May, 1993. Prior to
                                   May, 1993, Mr. Kobylarz was an
                                   Assistant Vice President and analyst at
                                   Dean Witter Intercapital.

Kenneth J. Taubes     1993         Employed as an investment
Senior Vice President              professional by Putnam
                                   Management since 1991.